UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2008

INTERNATIONAL POWER GROUP, LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-51449	20-1686022
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

950 Celebration Blvd., Suite A, Celebration, FL.	34747
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number including area code: (407) 566-0318

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;

APPOINTMENT OF PRINCIPAL OFFICERS.

On September 29, 2008, Michael “Jack” Kugler tendered his resignation as a Director of International Power Group, Ltd. (the “Company”), effective September 29, 2008.  Also on September 29, 2008, the Board of Directors of the Company (the “Board”) accepted Mr. Kugler’s resignation.  There was no compensation or reimbursement of expenses due Mr. Kugler in his capacity as a director of the Company at the time of his resignation.

The Board has not determined if it will seek to fill the vacancy created by this resignation.

A copy of his signed letter of resignation is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

The following exhibits are furnished as part of this Report:

Exhibit Number	Description
99.1	Kugler’s Resignation Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERNATIONAL POWER GROUP, LTD.

Date: September 30, 2008	By: /s/ Woody Crouch
Woody Crouch
Chief Executive Officer